UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2011

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 9, 2011, Duke Realty Limited Partnership, an Indiana limited Partnership (the “Operating Partnership”), of which Duke Realty Corporation, an Indiana corporation (the “Company”), is the sole general partner, completed the sale of substantially all of the Company’s wholly-owned suburban office real estate properties in Atlanta, Chicago, Columbus, Dallas, Minneapolis, Orlando and Tampa, consisting of 79 buildings that have an aggregate of 9.8 million square feet (the “Portfolio”), pursuant to a Purchase and Sale Agreement by and among the Operating Partnership and certain of its subsidiaries and affiliates (collectively, the “Seller”), and BRE/Central Office Holdings L.L.C., a Delaware limited liability company (the “Buyer”), an affiliate of Blackstone Real Estate Partners VII. The purchase price, which was determined through arm’s length negotiations between the Seller and the Buyer, was approximately $1.06 billion which, after settlement of certain working capital items and the payment of applicable transaction costs, was paid in a combination of approximately $1.02 billion in cash and the assumption by the Buyer of approximately $25 million of mortgage debt.

Item 7.01.	Regulation FD Disclosure.

On December 9, 2011, the Company issued a press release announcing the completion of the sale of the Portfolio. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this item 7.01 by this reference.

The information contained in this Item 7.01, including the information set forth in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

The following pro forma financial information of the Company with respect to the transaction is filed as Exhibit 99.2.

•	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2011

•	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2011 and 2010

•	Unaudited Pro Forma Consolidated Statement of Operations for the years ended December 31, 2010, 2009 and 2008

•	Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits.

Exhibit Number	Description
99.1	Duke Realty Corporation press release, dated December 9, 2011.

99.2	Unaudited Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and
Corporate Secretary

Dated: December 15, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Duke Realty Corporation press release, dated December 9, 2011.

99.2	Unaudited Pro Forma Financial Statements.